Exhibit 99.1

EXECUTION VERSION

PURCHASE AGREEMENT

Dated March 6, 2017

among

MOLSON COORS BREWING COMPANY

(Fully and Unconditionally Guaranteed by
Certain Subsidiaries of Molson Coors Brewing Company)

and

CITIGROUP GLOBAL MARKETS INC.

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

UBS SECURITIES LLC

MOLSON COORS BREWING COMPANY

$500,000,000 1.900% Senior Notes due 2019
$500,000,000 2.250% Senior Notes due 2020

Purchase Agreement

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

UBS Securities LLC

As Representatives of the several
                Initial Purchasers named in Schedule I hereto

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

c/o UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

Molson Coors Brewing Company, a Delaware corporation (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (the “Initial Purchasers”) for whom you are acting as representatives (the “Representatives”) $500,000,000 aggregate principal amount of its 1.900% Senior Notes due 2019 (the “2019 Notes”) and $500,000,000 aggregate principal amount of its 2.250% Senior Notes due 2020 (the “2020 Notes” and, together with the 2019 Notes, the “Notes”) to be guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis by each of the Company’s subsidiaries listed on Annex A hereto (collectively, the “Guarantors”) and such other subsidiaries as may be required from time to time pursuant to the Indenture (as defined below).  To the extent that there are no additional Initial Purchasers listed on Schedule I hereto other than you, the terms Representatives and Initial Purchasers as used herein shall mean you, as Initial Purchasers.

The Securities are to be issued pursuant to the provisions of an indenture to be dated as of the Closing Date (as defined below) (the “Indenture”) among the Company, the

Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). This Agreement, the Indenture, the Securities, the Registration Rights Agreement (as defined below) and the Exchange Securities (as defined below) are referred to herein collectively as the “Operative Documents.”

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

The holders of the Securities will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors will be required to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, (i) a registration statement under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Act”) relating to another series of debt securities of the Company with terms substantially identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”) or (ii) a shelf registration statement pursuant to Rule 415 of the Act relating to the resale by certain holders of the Securities, and in each case, to use its best efforts to cause such registration statements to be declared effective.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated March 6, 2017 (as amended or supplemented at the date thereof, including any and all exhibits thereto, the “Preliminary Memorandum”), and a final offering memorandum, dated March 6, 2017 (as amended or supplemented at the Execution Time, including any and all exhibits thereto, the “Final Memorandum”).  Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities.  The Company hereby confirms that it has authorized the use of the Disclosure Package, the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers.

1.     Representations and Warranties.  Each of the Company and the Guarantors represents and warrants to, and agrees with, each Initial Purchaser as set forth below in this Section 1.

(a)   The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  At the Execution Time and on the Closing Date, the Final Memorandum did not and will not (and any amendment or supplement thereto, at the date thereof and on the Closing Date will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial

Purchasers through the Representatives specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 13 hereof.

(b)   As of the Execution Time, (i) the Disclosure Package and (ii) any Issuer Written Information, when taken together as a whole with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 13 hereof.

(c)   None of the Company, the Guarantors, their Affiliates, or any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, any security under circumstances that would require the registration of the Securities under the Act.

(d)   None of the Company, the Guarantors, their Affiliates, or any person acting on their behalf has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) (each, a “General Solicitation”) in connection with any offer or sale of the Securities, or (ii) engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of the Company, the Guarantors, their Affiliates and each person acting on their behalf has complied with the offering restrictions requirement of Regulation S.

(e)   No registration under the Act of the Securities or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”) is required for the offer and sale of the Securities to or by the Initial Purchasers in the manner contemplated herein, in the Disclosure Package and the Final Memorandum.

(f)    The Securities are eligible for resale pursuant to Rule 144A and as of the Closing Date, there are no securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system of the same class within the meaning of Rule 144A as the Securities.

(g)   The Disclosure Package contains, and the Final Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.

(h)   The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than the Preliminary Memorandum, the Final Memorandum and other materials, if any, permitted under the Act and the Rules and Regulations.

(i)    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the business condition, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, or on the performance of the Company and the Guarantors of their respective obligations under the Securities (a “Material Adverse Effect”).

(j)    Each Subsidiary of the Company has been duly organized, is validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization, has all requisite power and authority to own its property and to conduct its business as described in the Disclosure Package and the Final Memorandum and is duly qualified to transact business and is in good standing (to the extent such concept is applicable) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; with respect to each of the Subsidiaries of the Company that is a corporation or an unlimited liability company, all of the issued shares of capital stock of each such Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and the majority of such shares are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and with respect to each of the Subsidiaries of the Company that is a limited liability partnership or limited liability company, all partnership or limited liability interests, as the case may be, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as set forth in their respective operating or partnership agreements), in each case except as disclosed in the Final Memorandum or the Disclosure Package.

(k)   The financial statements of the Company and its Subsidiaries and the related notes thereto and the financial statements of MillerCoors LLC, a Delaware limited liability company (“MillerCoors”) and its subsidiaries and the related notes thereto, in each case which included or incorporated by reference in the Disclosure Package and the Final Memorandum comply in all material respects with the applicable requirements of the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, as applicable, and present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries and MillerCoors and its consolidated subsidiaries, as the case may be, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information of the Company and its Subsidiaries and MillerCoors and its subsidiaries included or incorporated by reference in the Disclosure Package and the Final Memorandum has been derived from the accounting records of the Company and its Subsidiaries or MillerCoors and its subsidiaries, as the case may be, and presents fairly the information shown thereby.  The pro forma financial statements and other pro forma financial information included in the Disclosure Package and the Final Memorandum present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.  Except for such financial statements specifically waived by the Commission, there are no financial statements (historical or pro forma) that are required to be included in the Disclosure Package or the Final Memorandum that are not so included.

(l)    This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(m)  The Registration Rights Agreement has been duly authorized and, on the Closing Date, when duly executed and delivered by the parties thereto, will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(n)   The Securities have been duly authorized by, as applicable, the Company and the Guarantors and, when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers on the Closing Date, in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and the Guarantors, as applicable, in each case, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(o)   The Exchange Securities have been or, prior to issuance, will be duly authorized for issuance by, as applicable, the Company and the Guarantors and, when issued and authenticated in accordance with the provisions of the Indenture and the Registration Rights Agreement, will be valid and binding obligations of the Company and the Guarantors, as applicable, in each case, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(p)   The obligations under the Indenture will be guaranteed by the Guarantors and the Indenture has been duly authorized by the Company and the Guarantors; as of the Closing Date, the Indenture will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity.

(q)   The Indenture, the Securities and the Registration Rights Agreement conform in all material respects to the description thereof contained in the Disclosure Package and the Final Memorandum.

(r)    The capitalization of the Company set forth in the Disclosure Package and the Final Memorandum under the caption “Capitalization” accurately and fairly presents and summarizes the information set forth therein.

(s)    The execution and delivery by the Company and the Guarantors of, and, the performance by the Company and the Guarantors of their respective obligations under, the Operative Documents will not contravene (i) any agreement or other instrument binding upon the Company or the Guarantors or any of their subsidiaries that is material to the Company, the Guarantors and their subsidiaries, taken as a whole, or any provision of applicable law, (ii) the certificate of incorporation or by-laws, or similar organizational documents, as the case may be, of the Company and the Guarantors, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, the Guarantors or any of their subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company and the Guarantors of their respective obligations under the Operative Documents, except such as have been obtained and are in full force and effect or will be obtained and be in full force and effect under the Act and the Trust Indenture Act or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Disclosure Package and the Final Memorandum, except, in the case of clauses (i) and (iii), to the extent that failure to comply would not, singly or in the aggregate, have a Material Adverse Effect.

(t)    There has not occurred any material adverse change, or any development involving a prospective material adverse change on the business condition, financial condition or results of operations of the Company, the Guarantors and any of their subsidiaries, taken as a whole, from that set forth in the Disclosure Package and the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

(u)   There are no legal or governmental proceedings pending or, to the knowledge of the Company and the Guarantors, threatened to which the Company, the Guarantors or any of their subsidiaries is a party or to which any of the properties of the Company, the Guarantors or any of their subsidiaries is subject other than proceedings accurately described in all material respects in the Disclosure Package and the Final Memorandum and proceedings that would not have a Material Adverse Effect or affect the power or ability of the Company and the Guarantors to perform their obligations under the Operative Documents or to consummate the transactions contemplated by the Disclosure Package and Final Memorandum.

(v)   None of the Company, the Guarantors or their subsidiaries is in violation or default, as the case may be, of (i) any provision of its charter or bylaws or similar organizational documents, as the case may be, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, such Guarantor or such subsidiary or any of their respective properties, as applicable, except, with respect to (ii) or (iii) for any such violation or default that would not, singly or in the aggregate, have a Material Adverse Effect.

(w)  Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, any statute, law, rule or regulation of any regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Guarantor or any of their subsidiaries or any of their respective properties, as applicable, except as would not, individually or in the aggregate have a Material Adverse Effect.

(x)   The Company, the Guarantors and their subsidiaries (i) are in compliance with all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(y)   Except as disclosed in the Disclosure Package and the Final Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) related to the Company, the Guarantors or any of their subsidiaries which would, singly or in the aggregate, have a Material Adverse Effect.

(z)   The Company, the Guarantors and their subsidiaries are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Memorandum, will not be, an “investment company” required to be registered under the Investment Company Act of 1940, as amended.

(aa)       (i) None of the Company, the Guarantors nor any of their subsidiaries, nor, to the Company’s knowledge, any director, officer, employee, agent, representative or Affiliate of the Company, the Guarantors or of any of their subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage in violation in any material respect of any applicable anti-corruption law, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations thereunder (the “FCPA”); and (ii) and the Company, the Guarantors and their subsidiaries and, to the Company’s knowledge, their Affiliates have conducted their businesses in compliance in all material respects with applicable anti-corruption laws, including the FCPA, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(bb)       The operations of the Company, the Guarantors and their subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company, the Guarantors and their subsidiaries, respectively, conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”).

(cc)       No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd)       (i) None of the Company, the Guarantors or any of their subsidiaries or Affiliates, nor to the knowledge of the Company, the Guarantors or such subsidiaries, any director, officer, employee, agent, or representative of the Company, the Guarantors or any of their subsidiaries or Affiliates, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”).

(ee)       None of the Company, the Guarantors or any of their subsidiaries is located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

(ff)        The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person to finance any activities or business in any country or territory, or with or of any Person, that, at the time of such financing, is the subject of Sanctions.

(gg)       For the past five years, the Company, the Guarantors and their respective subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions, except in compliance with applicable law, as disclosed to the initial purchasers.

(hh)       The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ii)   PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its Subsidiaries and MillerCoors and its subsidiaries are independent public accountants with respect to the Company and its Subsidiaries and MillerCoors and its subsidiaries within the meaning of the Act and the applicable Rules and Regulations.

(jj)   Except as disclosed in the Disclosure Package and the Final Memorandum, neither the Company nor any of the Guarantors is aware of (i) any material weakness in its internal control over financial reporting or its disclosure controls and procedures or (ii) any change in internal control over financial reporting or its disclosure controls and procedures that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting or its disclosure controls and procedures.

(kk) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NYSE thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, the Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

(ll)   The Company, the Guarantors and their subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all real property, and have good marketable title to, or have valid rights to lease or otherwise use, all personal property, in each case, which is material to the business of the Company and the Guarantors, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package and the Final Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Guarantors and their subsidiaries except where failure to have such title would have a Material Adverse Effect, and any real property, sites and buildings held under lease by the Company, the Guarantors or their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect, in each case except as described in the Disclosure Package and the Final Memorandum.

(mm)    The Company, the Guarantors and their subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses with such exceptions as would not have a Material Adverse Effect; and the conduct of their respective businesses, as currently conducted, does not infringe with any such rights of others in a manner that would reasonably be likely to, singly or in the aggregate, result in a Material Adverse Effect.

(nn)       Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action, designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(oo)       No Subsidiary has guaranteed any security of the Company or of any other Subsidiary, except as set forth in the Disclosure Package and the Final Memorandum.

2.              Purchase and Sale.  Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at the purchase price of 99.741% of the principal amount of the 2019 Notes and 99.666% of the principal amount of the 2020 Notes, the principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3.              Delivery and Payment.  Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on March 15, 2017, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”) at the offices of Davis Polk & Wardwell LLP.  Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company.  Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

4.              Offering by Initial Purchasers.  (a)  Each Initial Purchaser acknowledges that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

(b)         Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

(i)                                     it has not offered or sold, and will not offer or sell, any Securities within the United States as part of their distribution at any time except:

(A)                               in the case of sales to those it reasonably believes to be “qualified institutional buyers” as permitted by Rule 144A under the Act or

(B)                               in accordance with Rule 903 of Regulation S;

(ii)                                  neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of General Solicitation;

(iii)                               in connection with each sale pursuant to Section 4(b)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale may be made in reliance on Rule 144A;

(iv)                              neither it, nor any of its Affiliates nor any person acting on their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and

(v)                                 it is an “accredited investor” (as defined in Rule 501(a) of Regulation D).

5.              Agreements.  The Company and each Guarantor agrees with each Initial Purchaser that:

(a)         The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in Section 5(d) below, as many copies of the materials contained in the Disclosure Package and the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

(b)         The Company will prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in the form approved by the Representatives and attached as Schedule II hereto.

(c)          The Company will not amend or supplement the Disclosure Package or the Final Memorandum without the prior written consent of the Representatives.

(d)         If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Disclosure Package or the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, or if it should be necessary to amend or supplement the Disclosure Package or the Final Memorandum to comply with applicable law, the Company will promptly (i) notify the Representatives of any such event; (ii) subject to the requirements of Section 5(c), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Disclosure Package or Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(e)          Without the prior written consent of the Representatives, neither the Company nor any Guarantor has given nor will it give to any prospective purchaser of the Securities any written information concerning the offering of the Securities other than materials contained in the Disclosure Package, the Preliminary Memorandum, the Final Memorandum or any other offering materials prepared by or with the prior written consent of the Representatives.

(f)           The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may reasonably request and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.  The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g)          The Company and the Guarantors will not, and will not permit any of their Affiliates to, resell any Securities that have been acquired by any of them.

(h)         None of the Company, the Guarantors, their Affiliates, or any person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(i)             None of the Company, the Guarantors, their Affiliates, or any person acting on their behalf will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities.

(j)            None of the Company, the Guarantors, their Affiliates, or any person acting on their behalf will engage in any General Solicitation.

(k)         For so long as any of the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, will provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act.  This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(l)             The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(m)     Each of the Securities will bear, to the extent applicable, the legend contained in “Transfer Restrictions” in the Preliminary Memorandum and the Final Offering Memorandum for the time period and upon the other terms stated therein.

(n)         During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) the Euro-denominated notes to be issued by the Company, as described in the Disclosure Package, (iii) commercial paper issued in the ordinary course of business or (iv) debt securities or warrants to purchase debt securities permitted with the prior written consent of the Representatives).

(o)         The Company will not take, directly or indirectly, any action designed to, or that has constituted or that might reasonably be expected to, cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(p)         The Company will, for a period of twelve months following the Execution Time, furnish to the Representatives (i) all reports or other communications (financial or other) generally made available to its shareholders, and deliver such reports and communications to the Representatives as soon as they are available, unless such documents are furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and generally made available to the public and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders).

(q)         The Company will comply with all applicable securities and other laws, rules and regulations, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations.

(r)            Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each of the Company and the Guarantors agrees to pay the costs and expenses relating to the following matters: (a) the fees, disbursements and expenses of counsel and accountants to the Company and the Guarantors in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Final Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (b) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (c) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (d) any fees charged by rating agencies for the rating of the Securities, (e) the costs and charges of the Trustee and any registrar or depositary and (f) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnification and Contribution,” and the last paragraph of Section 7 below, the Initial Purchasers will pay all their own costs and expenses, including fees and disbursements of their counsel. Each of the Company and the Guarantors agrees to pay the costs and expenses of the Company and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the proportionate share of the cost of any aircraft chartered in connection with the road show.

(s)           The Company will apply the net proceeds from the sale of the Securities as described in the Disclosure Package and Final Memorandum under the heading “Use of Proceeds”.

(t)            The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

6.              Conditions to the Obligations of the Initial Purchasers.  The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties of the Company contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)         The Representatives shall have received on the Closing Date an opinion of Kirkland & Ellis LLP, outside United States counsel for the Company and certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit A hereto.

(b)         The Representatives shall have received on the Closing Date an opinion of Perkins Coie LLP, outside Colorado and Wisconsin counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit B hereto.

(c)          The Representatives shall have received on the Closing Date an opinion of Cox & Palmer, outside Nova Scotia counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit C hereto.

(d)         The Representatives shall have received on the Closing Date an opinion of McCarthy Tétrault LLP, outside Canadian counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit D hereto.

(e)          The Representatives shall have received on the Closing Date an opinion of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated the Closing Date, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request for them to pass upon such matters.

The opinions of Kirkland & Ellis LLP, Perkins Coie LLP, Cox & Palmer and McCarthy Tétrault LLP described in Sections 6(a), 6(b), 6(c) and 6(d) respectively above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(f)           Subsequent to the execution and delivery of this Agreement and prior to (and including) the Closing Date:

(i)                                     there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s or the Guarantors’ securities by any

“nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 3(a)(62) under the Exchange Act; and

(ii)                                  there shall not have occurred any adverse change, or any development involving a prospective adverse change, in the business condition, financial condition or results of operations of the Company, the Guarantors and their subsidiaries, taken as a whole, from that set forth in the Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the Company’s judgment, is so material and adverse and that makes it, in the Company’s judgment, impractical or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package and the Final Memorandum.

(g)          The Representatives shall have received on the Closing Date a certificate, dated the Closing Date, and signed by an executive officer of the Company, to the effect set forth in Section 6(f)(i) and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Guarantors has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(h)         The Representatives shall have received on each of the date hereof and the Closing Date a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Representatives and PricewaterhouseCoopers LLP, from PricewaterhouseCoopers LLP, independent public accountants to the Company and its Subsidiaries, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its Subsidiaries contained in, and incorporated by reference into, the Disclosure Package and the Final Memorandum; provided, however, that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the third business day prior to the Closing Date.

(i)             The Representatives shall have received on each of the date hereof and the Closing Date a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Representatives and PricewaterhouseCoopers LLP, from PricewaterhouseCoopers LLP, independent public accountants to MillerCoors and its subsidiaries, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements of MillerCoors and its subsidiaries contained in, and incorporated by reference into, the Disclosure Package and the Final Memorandum; provided, however, that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the third business day prior to the Closing Date.

(j)            The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company, the Guarantors and the Trustee.

(k)         No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, foreign or provincial governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities by the Company; and no injunction or order of any United States federal or state or court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities by the Company.

(l)             On or before the Closing Date, the Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.

The Initial Purchasers shall have received such other documents and certificates as are reasonably requested by you or your counsel.

Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or their counsel pursuant to, or in connection with, this Agreement, shall be deemed to be a representation and warranty by the Company or such Guarantor, as applicable, to the Initial Purchasers as to matters covered by such certificate.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

7.              Reimbursement of Expenses.  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.              Indemnification and Contribution.  (a)  Each of the Company and the Guarantors agrees:

(i)                                     to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, agents and affiliates (within the meaning of Rule 405 under the Act) of each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Act or

Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Initial Purchaser or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information or any amendment or supplement thereto or (B) with respect to the Disclosure Package, the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Disclosure Package, the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 13 herein; and

(ii)                                  to reimburse each Initial Purchaser, each Initial Purchasers’ directors, officers, employees, agents and affiliates and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Initial Purchaser, such Initial Purchaser’s director, officer, employee, agent, affiliate or controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Initial Purchaser, such Initial Purchaser’s director, officer, employee, agent, affiliate or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Initial Purchasers were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Initial Purchasers will promptly return all sums that had been advanced pursuant hereto.

(b)         Each Initial Purchaser severally and not jointly will indemnify and hold harmless each of the Company and the Guarantors, each of its directors, each of its officers and each person, if any, who controls the Company or any Guarantor within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, any Guarantor or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information  or any amendment or supplement thereto or (ii) with respect to the Disclosure Package, the Preliminary Memorandum, the Final Memorandum,

any Issuer Written Information or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, any such Guarantor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Initial Purchaser will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Disclosure Package, the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 13 herein. In the event that it is finally judicially determined that the Company was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Company will promptly return all sums that had been advanced pursuant hereto. This indemnity agreement will be in addition to any liability which such Initial Purchaser may otherwise have.

(c)          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of commencement of the action. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.

(d)         To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total underwriting discounts and commissions received by the Initial Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)          The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Initial Purchaser shall be required to contribute any amount in excess of the discounts and commissions applicable to the Securities purchased by such Initial Purchaser, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f)           In any proceeding relating to the Disclosure Package, the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(g)          Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser, its directors, officers, employees, agents or affiliates or any person controlling any Initial Purchaser, the Company, the Guarantors, its directors or officers or any person controlling the Company or the Guarantors, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Initial Purchaser, its directors, officers, employees, agents or affiliates or any person controlling any Initial Purchaser, or to the Company and the Guarantors, their respective directors or officers, or any person controlling the Company or the Guarantors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9.              Default by an Initial Purchaser.  If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining

Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company.  In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10.       Termination.  This Agreement shall be subject to termination by notice given by you to the Company and the Guarantors, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the NYSE or the Nasdaq Global Market, (ii) trading of any securities of the Company or the Guarantors shall have been suspended on the NYSE or the Toronto Stock Exchange, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, (iv) a material disruption in the securities settlement, payment or clearance services in the United States shall have occurred or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(v), such events singly or together with any other such event, makes it, in your judgment, impractical or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package and the Final Memorandum.

11.       Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the indemnified persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.       Notices.  All notices and other communications under this Agreement shall be in writing and mailed, delivered or sent by facsimile or email transmission if sent to the Representatives, to each of:

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: General Counsel
Fax number: (646) 291-1469

and

Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
50 Rockefeller Plaza
NY1-050-12-02
New York, New York 10020
Attention: High Grade Transaction Management/Legal
Fax number: (646) 855-5958

and

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019
Attention: Fixed Income Syndicate
Fax number: (203) 719-0495

and

if sent to the Company or any Guarantor, to:

Molson Coors Brewing Company
1801 California Street, Suite 4600
Denver, Colorado 80202
Attention: Chief Legal and Corporate Affairs Officer
Fax number: (303) 927-2416

13.       Information Provided by the Initial Purchasers. The Company, the Guarantors and the Initial Purchasers acknowledge and agree that the only information furnished or to be furnished by any Initial Purchaser to the Company for inclusion in the Preliminary Memorandum or the Final Memorandum or in any amendment or supplement thereto consists of the following statements in the Preliminary Memorandum or the Final Memorandum or in any amendment or supplement thereto: (a) in the last paragraph of the cover page (regarding delivery of the Securities) and (b) under the heading “Plan of Distribution” (i) the names of the respective initial purchasers in the table following the first paragraph (listing the Initial Purchasers and their respective participation in the sale of the Securities) and (ii) in the eighth and ninth paragraphs (related to price stabilization and short positions).

14.       Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 8 hereof and their respective successors, and, except as expressly set forth in Section 5(k) hereof, no other person will have any right or obligation hereunder.

15.       Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall only be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each Guarantor not organized in the United States irrevocably appoints Molson Coors Brewing Company as its authorized agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

16.       Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

17.       Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

18.       Waiver of Jury Trial.  The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19.       No Fiduciary Duty.  The Company and each of the Guarantors hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers and any Affiliate through which it may be acting on the other (b) the Initial Purchasers are acting as principal and not as an agent or fiduciary of the Company, the Guarantors or any other person and (c) the Company’s engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company and each Guarantor agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Initial Purchasers has advised or is currently advising the Company or any Guarantor on related or other matters).  The Company and each Guarantor agrees that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, the Guarantors or any other person, in connection with such transaction or the process leading thereto.

20.       Currency.  Each reference in this Agreement to U.S. dollars (the “relevant currency”), including by use of the symbol “$”, is of the essence.  To the fullest extent permitted by law, the obligation of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment.  If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall.  Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

21.       Waiver of Immunity.  To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

22.       Waiver of Tax Confidentiality.  Notwithstanding anything herein to the contrary, purchasers of the Securities (and each employee, representative or other agent of a purchaser) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to the purchasers of the Securities relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

23.       Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

24.       Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

25.       Definitions.  The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Disclosure Package” shall mean (i) the Preliminary Memorandum, as amended or supplemented at the Execution Time, (ii) the final term sheet prepared pursuant to Section 5(b) hereto and in the form attached as Schedule II hereto and (iii) any Issuer Written Information that the parties agree to treat as part of the Disclosure Package (as reflected by indication on Schedule III hereto).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Issuer Written Information” shall mean any electronic road show or other written communication (as such term is defined in Rule 405) that constitutes an offer to sell or a solicitation of an offer to buy the Securities and is made by means other than the Preliminary Memorandum or the Final Memorandum.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Regulation S-X” shall mean Regulation S-X under the Act.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MOLSON COORS BREWING COMPANY

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President and Treasurer

MOLSON CANADA 2005

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

MOLSON COORS INTERNATIONAL LP

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MOLSON COORS HOLDCO INC.

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

COORS BREWING COMPANY

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

CBC HOLDCO LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

[Signature Page to the USD Purchase Agreement]

CBC HOLDCO 2 LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

CBC HOLDCO 3, INC.

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MC HOLDING COMPANY LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MOLSON COORS INTERNATIONAL GENERAL, ULC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

COORS INTERNATIONAL HOLDCO 2, ULC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

MOLSON COORS CALLCO ULC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

[Signature Page to the USD Purchase Agreement]

NEWCO3, INC.

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MILLERCOORS LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MILLERCOORS HOLDINGS LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

JACOB LEINENKUGEL BREWING CO., LLC

By:	/s/ Gregory Tierney
	Name:	Gregory Tierney
	Title:	Treasurer

[Signature Page to the USD Purchase Agreement]

Accepted as of the date hereof by the undersigned, each acting severally on behalf of itself and the several Initial Purchasers named in Schedule I hereto.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
Name: Adam D. Bordner
Title: Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Brendan Hanley
Name: Brendan Hanley
Title: Managing Director

UBS SECURITIES LLC

By:	/s/ Christian Stewart
Name: Christian Stewart
Title: Managing Director

By:	/s/ Mark Spadaccini
Name: Mark Spadaccini
Title: Executive Director

[Signature Page to the USD Purchase Agreement]